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                                                                   Exhibit 10.15

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO SUCH ACT, PROVIDED THAT, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

IN ADDITION, ANY SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THIS SECURITY IS RESTRICTED BY, AND THE RIGHTS OF THE HOLDER OF SUCH SECURITY ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN, A SECURITIES PURCHASE AGREEMENT DATED AS OF APRIL 15, 1998, A COMPLETE AND CORRECT COPY OF THE FORM OF WHICH WILL BE FURNISHED BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

PURSUANT TO PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986 RELATING TO ORIGINAL ISSUE DISCOUNT AND TREASURY REGULATIONS PUBLISHED THEREUNDER, THE FOLLOWING INFORMATION IS PROVIDED: (1) THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT IN THE AMOUNT OF $185.97 PER $1,000 OF FACE AMOUNT; (2) THE ISSUE PRICE OF THIS SECURITY IS $814.03 PER $1,000 FACE AMOUNT; (3) THE ISSUE DATE OF THIS SECURITY IS APRIL 15, 1998; AND (4) THE YIELD TO MATURITY OF THIS SECURITY IS 7.1%.

                                STREAMLINE, INC.
                 FORM OF SENIOR DISCOUNT NOTE DUE APRIL 15, 2001

No. [     ]                                              $[            ]

         Streamline, Inc., a Delaware corporation (hereinafter called the "Company", which term includes any successor entity under the Agreement
hereinafter referred to), for value received, hereby promises to pay to [    ],
or registered assigns, the principal sum of [       ] Dollars on April 15, 2001.

         Interest Payment Dates:    October 15 and April 15 commencing October
                                    15, 1999
         Record Dates:              October 1 and April 1

         Reference is hereby made to the further provisions of this Senior Discount Note set forth on the following three (3) pages, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Senior Discount Note to be signed manually or by facsimile by its duly authorized officers and a facsimile of its seal to be affixed hereto or imprinted hereto.

                                    STREAMLINE, INC.

                                    By: /s/ TIMOTHY A. DEMELLO
                                       ------------------------------------
                                            Timothy A. DeMello
                                            Chairman and Chief Executive Officer


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                     Senior Discount Note due April 15, 2001

1. INTEREST. Streamline, Inc. (the "Company") promises to pay interest on the principal amount of this Senior Discount Note at the rate and in the manner specified below. Interest on this Senior Discount Note will accrue at 12.0% per annum simple interest from April 15, 1999 until maturity and will be payable semiannually in cash on April 15 and October 15 of each year beginning on October 15, 1999, or if any such day is not a Business Day on the next succeeding Business Day (each an "Interest Payment Date"), to the holder of record on the immediately preceding April 1 or October 1, as the case may be. Interest on this Senior Discount Note will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from April 15, 1999, provided that the first Interest Payment Date shall be October 15, 1999. The Company shall pay interest on overdue principal and premium, if any, from time to time on demand at the rate of 3.0% per annum in excess of the interest rate then in effect and shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         The Accreted Value of this Senior Discount Note shall accrete, for purposes of calculating any Redemption Price or Purchase Price and for all other purposes in determining Accreted Value, in the period during which this Senior Discount Note remains outstanding, at 11.0% per annum simple interest from the date hereof until April 15, 1999 and shall cease to accrete upon the earlier of April 15, 1999 or any Purchase Date.
Accretion will be computed on the basis of a 360-day year.

         2. METHOD OF PAYMENT. The Company will pay interest on this Senior Discount Note (except defaulted interest, which shall be paid to the registered Holder of this Senior Discount Note upon demand) to the Person who is the registered Holder of this Senior Discount Note at the close of business on the applicable record date with respect to each Interest Payment Date even if such Senior Discount Note is canceled after such record date and on or before such Interest Payment Date. Holders must surrender Senior Discount Notes to the Company to collect principal payments on such Senior Discount Notes. The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal, premium, if any, and interest by wire transfer of Federal funds, or interest by check payable in such money, and any such check may be mailed to a Holder's registered address.

         3. SECURITIES PURCHASE AGREEMENT. The Company issued the Senior Discount Notes pursuant to a Securities Purchase Agreement, dated as of April 15, 1998 (the "Agreement"), by and between the Company, as issuer of the Senior Discount Notes, and the Purchasers named therein. The terms of the Senior Discount Notes are those stated in the Agreement and herein. The Senior Discount Notes are subject to, and qualified by, all such terms, certain of which are


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summarized herein, and Holders are referred to the Agreement (all capitalized terms not defined herein shall have the meanings assigned them in the Agreement). The Senior Discount Notes are general obligations of the Company limited to $7,770,000 in aggregate principal amount.

         4. REDEMPTION. This Senior Discount Note is subject to mandatory redemption by the Company and is also subject to optional redemption by the Company, all pursuant to and subject to the terms, provisions and conditions set forth in the Agreement.

         5. TRANSFER AND EXCHANGE. This Senior Discount Note may be transferred, exchanged and/or registered subject to, and in accordance with, the terms, provisions and conditions set forth in the Agreement.

         6. PERSONS DEEMED OWNERS. The registered holder of a Senior Discount Note shall be treated as its owner for all purposes.

         7. AMENDMENTS AND WAIVERS. This Senior Discount Note may be amended or supplemented pursuant to, and in accordance with, the terms, provisions and conditions set forth in the Agreement.

         8. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or shareholder of the Company shall have any liability for any obligation of the Company under the Agreement or this Senior Discount Note or for any claim based on, in respect of, or by reason of, any such obligation or the creation of any such obligation. The Holder hereof, by accepting this Senior Discount Note, waives and releases such Persons from all such liability, and such waiver and release is part of the consideration for the Issuance of this Senior Discount Note.

         9. SUCCESSOR SUBSTITUTED. Upon the merger, consolidation or other business combination involving the Company or upon the sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the Company's properties and assets, the Surviving Person (if other than the Company) resulting from such Disposition shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Agreement with the same effect as if such Surviving Person had been named as the Company in the Agreement.

         10. GOVERNING LAW. This Senior Discount Note shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to the conflict of laws provisions thereof.

         11. COPIES OF AGREEMENT. The Company will furnish to the Holder hereof, upon written request and without charge a copy of the Agreement, which has in it the text of this Senior Discount Note. Requests may be made to: Streamline, Inc., 27 Dartmouth Street, Westwood, Massachusetts 02090, Attn: Chief Executive Officer.


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                                 ASSIGNMENT FORM

To assign this Senior Discount Note, fill in the form below:

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto


         (Please insert social security or other identifying number of assignee)

at
     (Please print or typewrite name and address including postal zip code of assignee)


the within Senior Discount Note and all rights thereunder, hereby irrevocably constituting and appointing ________________________________________ to transfer said Senior Discount Note on the books of the Company. The agent may substitute another to act for him. Date:________________________


Your Signature:
               --------------------
                                          (Sign exactly as your name appears on
                                          the other side of this Senior Discount
                                          Note)


           Signature Guarantee:
                                -------------------------




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